POWER OF ATTORNEY

     We, the undersigned officers and directors of AMERILINK CORPORATION, hereby severally constitute and appoint Larry R. Linhart our lawful attorney-in-fact and agent, for us and in our stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and all documents relating thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated and on September 29, 1997.

          SIGNATURE                                TITLE
          ---------                                -----


Larry R. Linhart                    Chairman of the Board of Directors,
------------------------------      President and Chief Executive
Larry R. Linhart                    Officer (principal executive
                                    officer)


James W. Brittan                    Treasurer and Vice President --
------------------------------      Finance (principal financial and
James W. Brittan                    accounting officer)

Robert L. Powelson                  Director
------------------------------
Robert L. Powelson

E. Len Gibson                       Director
------------------------------
E. Len Gibson

William H. Largent                  Director
------------------------------
William H. Largent

George Manser                       Director
------------------------------
George Manser

Richard W. Rubenstein               Director
------------------------------
Richard W. Rubenstein